EXHIBIT 10.2

FIRST AMENDMENT
TO THE CREDIT AGREEMENT

THIS FIRST AMENDMENT, dated as of September 26, 2012 (this “Amendment”), to the Credit Agreement, dated as of November 10, 2011 (as previously amended, the “Credit Agreement”), and entered into by, among others, Rose Rock Midstream, L.P., as the Borrower (the “Borrower”), certain subsidiaries of the Borrower, as Guarantors, the lenders party thereto (the “Lenders”) and The Royal Bank of Scotland plc, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to amend the Credit Agreement to (i) permit Incremental Revolving Commitments in an aggregate amount not to exceed $400.0 million (the “Incremental Increase”), (ii) acquire, directly or indirectly, in one or more related or unrelated transactions, equity interests of SemCrude Pipeline, L.L.C., a Delaware limited liability company (“SemCrude Pipeline”, such acquisitions, the “SCP Acquisitions”), (iii) invest, subject to the prior acquisition of SemCrude Pipeline, up to $71.0 million in SemCrude Pipeline for the prompt contribution or other funding thereof to White Cliffs Pipeline, L.L.C., (“White Cliffs”), for the purposes of funding certain expansion projects by White Cliffs (the “White Cliffs Investment”), and (iv) amend certain other provisions of the Credit Agreement as specified below (the “Specified Amendments”);

WHEREAS the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement in order to permit each of the Incremental Increase, the SCP Acquisitions, the White Cliffs Investment and the Specified Amendments; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendments

(a)Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Unrestricted Subsidiary” by inserting immediately after “shall mean” the following:

“(i) if White Cliffs becomes a Subsidiary, White Cliffs and (ii)”

(b)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order therein:

“Consolidated Net Tangible Assets” shall mean with respect to any Person at any date of determination, the aggregate amount of total assets included in such Person's most recent quarterly or annual consolidated balance sheet prepared in accordance with GAAP less applicable reserves

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reflected in such balance sheet, after deducting the following amounts: (i) all current liabilities reflected in such balance sheet (excluding any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (ii) the value (net of any applicable reserves and accumulated amortization) of all goodwill, trademarks, patents, unamortized debt discounts and expenses and other like intangibles reflected in such balance sheet.

“SemCrude Pipeline” shall mean SemCrude Pipeline, L.L.C., a Delaware limited liability company.

“White Cliffs” shall mean White Cliffs Pipeline, L.L.C., a Delaware limited liability company.

(c)Section 2.20(a) of the Credit Agreement is hereby amended by deleting “U.S.$200.0 million” in the fifth line thereof and replacing it with “U.S.$400.0 million” in lieu thereof.

(d)Section 6.02(hh) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(hh)    Liens on the Equity Interests of any Unrestricted Subsidiary (other than Liens on the Equity Interests of White Cliffs if it becomes a Subsidiary) which secure indebtedness of such Unrestricted Subsidiary (other than indebtedness of White Cliffs if it becomes a Subsidiary); and”

(e)Section 6.04(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(j)    (i) Investments constituting Permitted Business Acquisitions, so long as any Person acquired in connection with such Permitted Business Acquisitions and each of such Person's Subsidiaries becomes a Subsidiary Loan Party to the extent required by Section 5.10, and (ii) Investments constituting acquisitions of a portion of the Equity Interests of SemCrude Pipeline; provided that (A) such Investment satisfies each requirement of an acquisition constituting a Permitted Business Acquisition (other than the requirement that an acquisition of Equity Interests be of all of the Equity Interests in a Person), and (B) after becoming a Subsidiary, SemCrude Pipeline becomes a Subsidiary Loan Party to the extent required by Section 5.10;”

(f)Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (n) therein, (ii) deleting the “.” at the end of clause (o) therein and replacing it with a “;” in lieu thereof, and (iii) inserting the following clauses (p) and (q) at the end as follows:

“(p)     if the Borrower has acquired the Equity Interests of SemCrude Pipeline, Investments in SemCrude Pipeline in an aggregate amount not to exceed U.S.$71.0 million; provided that SemCrude Pipeline promptly contributes or otherwise funds an amount equal to the amount of such Investment to White Cliffs and delivers evidence reasonably satisfactory to the Administrative Agent demonstrating the funding of such Investment to White Cliffs; provided further, that if SemCrude Pipeline has become a Subsidiary Loan Party and Guarantor hereunder, such Investments may be made by SemCrude Pipeline in White Cliffs; and

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(q)    Investments by Loan Parties not otherwise permitted by the other clauses of this Section 6.04 in an aggregate amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) not to exceed the greater of (i) U.S.$40.0 million and (ii) 10% of Consolidated Net Tangible Assets of the Borrower plus any return of capital actually received by the Loan Parties in respect of investments previously made by them pursuant to this clause (q), so long as immediately before and immediately after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing.”

(g)Section 6.05(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)    any merger or consolidation in connection with a Permitted Business Acquisition or an acquisition of Equity Interests of SemCrude Pipeline permitted by Section 6.04; provided, that following any such merger or consolidation (i) involving the Borrower, the Borrower is the surviving corporation, and (ii) involving a Restricted Subsidiary, the surviving or resulting entity shall be a Loan Party;”

Section 2.Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, the Guarantors and the Required Lenders;

(b)the representations and warranties set forth in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)as of the First Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing; and

(d)the Borrower shall have paid (i) an amendment fee in an amount equal to 0.125% of the Commitments of each Lender that has consented to this Amendment prior to the deadline for submission of signature pages specified by the Administrative Agent and (ii) all fees and expenses payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document, including as set forth in Section 4 hereof.

Section 3.Acknowledgment and Consent.

(a)     Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations

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thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b)     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 4.Reference to and Effect on the Loan Documents

(a)This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. The Borrower agrees to pay any applicable costs and expenses incurred in connection with this Amendment in accordance with the terms set forth in the Credit Agreement, including Section 9.05 thereof.

(b)Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery, effectiveness and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(d)Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 5.Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.Governing Law

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK.

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Section 7.Headings

Section and Subsection headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 8.Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9.Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 10.Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11.Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Section 12.Jurisdiction

Each of the parties to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

[SIGNATURE PAGES FOLLOW]

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In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

THE ROYAL BANK OF SCOTLAND plc,
as Administrative Agent

By:    _______________________________________
Name:
Title:

_______________________________________,
as a Lender

By:    _______________________________________
Name:
Title:

[If a second signature is required]

By:    _______________________________________
Name:
Title: